SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 29, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
                  (Issuer in Respect of the REMIC Pass-Through
                 Certificates Series, 1997-4) (Exact name of
                       registrant as specified in charter)

 Delaware                        33-66222               13-3408713

(State or other juris-        (Commission              (I.R.S. Employer
diction of organization)       File Nos.)              Identification
No.)


909 Third Avenue, New York, New York                         10043
------------------------------------                         -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3431


____(Former name, former address and former fiscal year, if changed since last report.)

Item 5.     Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1997-4
                 -----------------------------------------------

                                October 29, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES 1
                        --------------------------------

      On October 29, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before October 1, 1997) as of October 1, 1997 of $202,313,302.40. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,115,665.12. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of October 1, 1997 was 627. The weighted average Note Rate of the Mortgage Loans as of October 1, 1997 was 7.755%. The weighted average remaining term to stated maturity of the Mortgage Loans as of October 1, 1997 was 357.03 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to October 1, 1996 or after September 1, 1997.

      None of the Mortgage Loans has a scheduled maturity later than September 1, 2027. Each Mortgage Loan has an original principal balance of not less than $45,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $21,549,904 as of October 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of October 1, 1997 was 74.1%. No more than $3,515,821 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%2 of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as
-------------------------------------------------------------------------------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated October 27, 1997 and the Prospectus, dated October 27, 1997, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1997-4.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance ofthe Mortgage Loans having such characteristics relative to the Adjusted Balanceof all Mortgage Loans.

reflected in Originator's records. No more than 1%2 of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 35% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.250%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.250%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $20,957,800.93 and $181,355,501.47, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.283% and 7.809%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.25 months and 356.89 months, respectively.

      The Special Hazard Loss Amount as of October 1, 1997 was $3,515,820.69.

      The Fraud Loss Amount as of October 1, 1997 was $2,023,133.02.

      The Bankruptcy Loss Amount as of October 1, 1997 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of October 1, 1997 was $193,714,291.31.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of October 1, 1997 was $3,035,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of October 1, 1997 was $1,821,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of October 1, 1997 was $1,821,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of October 1, 1997 was $809,000.00.

-------------------------------------------------------------------------------
(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of October 1, 1997 was $404,000.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of October 1, 1997 was $709,011.09.

      The Subordinated CitiCertificate Percentage is 4.250343891376%*

      The Class M Subordination Percentage is 2.750195377167%.*

      The Class B-1 Subordination Percentage is 1.850106268642%.*

      The Class B-2 Subordination Percentage is 0.950017160117%.*

      The Class B-3 Subordination Percentage is 0.550142317285%.*

      The Class B-4 Subordination Percentage is 0.350452037305%.*

-------------------------------------------------------------------------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of October 1, 1997.


                  YEARS OF ORIGINATION OF MORTGAGE LOANS
                  --------------------------------------

                         Number of                 Aggregate Principal
Year Originated          Loans                     Balances Outstanding
---------------          ---------                 ---------------------

1996                           2                   $          566,817
1997                         625                          201,746,485
                            ----                   ------------------
Total                        627                   $      202,313,302
                            ====                   ==================




                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

Type of                    Number of              Aggregate Principal
Dwelling Unit              Loans                  Balances Outstanding
---------------            -------------          --------------------
Detached houses              570                   $      185,319,647
Multi-family dwellings         6                            2,635,167
Townhouses                    21                            5,778,043
Condominium units (one        13                            3,696,254
 to four stories high)
Condominium units (over       10                            3,175,973
 four stories high)
Cooperative units              7                            1,708,218
                             -----                -------------------
 Total                       627                  $       202,313,302
                             ===                  ===================



             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
            ------------------------------------------------------

Type of                     Number of          Aggregate Principal
Dwelling Unit               Loans              Balances Outstanding
---------------             ---------          ----------------------
1-family                       621             $          199,678,135
2-family                         5                          2,135,893
3-family                         1                            499,274
                             -------            ---------------------
Total                          627              $         202,313,302
                              ======            =====================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal              Number of       Aggregate Principal
Balance by Loan Size               Loans           Balances Outstanding
---------------------------        -----------     --------------------
$149,999 and under                    2             $         91,154
$150,000 through $199,999             3                      586,988
$200,000 through $249,999           159                   37,487,798
$250,000 through $299,999           184                   50,883,195
$300,000 through $349,999           124                   40,289,946
$350,000 through $399,999            61                   23,080,285
$400,000 through $449,999            32                   13,679,677
$450,000 through $499,999            14                    6,781,618
$500,000 through $549,999            16                    8,540,727
$550,000 through $599,999            18                   10,380,681
$600,000 through $649,999             7                    4,455,839
$650,000 through $699,999             2                   1, 399,012
$700,000 through $749,999             1                      710,642
$750,000 through $799,999             0                            0
$800,000 through $849,999             0                            0
$850,000 through $899,999             0                            0
$900,000 through $949,999             0                            0
$950,000 through $999,999             4                    3,945,740
$1,000,000 and over                   0                            0
                                   ------             --------------
Total                               627              $   202,313,302
                                   ====               ==============



                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan             Number of                    Aggregate Principal
Note Rate                 Loans                        Balances Outstanding
---------------------     ---------                   --------------------

6.875% - 7.00%                    3                                982,977
7.01%  - 7.50%                  151                             48,687,784
7.51%  - 8.00%                  399                            128,969,519
8.01%  - 8.50%                   69                             22,154,951
8.51%  - 8.75%                    5                              1,518,071
                             ------                    -------------------
Total                           627                    $       202,313,302
                               ====                    ===================


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                                Number of             Aggregate Principal
Loan-to-Value Ratio             Loans                 Balances Outstanding
-------------------------       ---------             --------------------------
65.00% and Below                101                   $        36,798,597
65.01% - 75.00%                 141                            46,027,058
75.01% - 80.00%                 308                            97,937,743
80.01% - 85.00%                   7                             2,253,620
85.01% - 90.00%                  64                            17,826,168
90.01% - 95.00%                   6                             1,470,116
                                ----                 --------------------
Total                           627                  $        202,313,302
                                ====                 ====================



            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                Number of               Aggregate Principal
State                           Loans                   Balances Outstanding
-----                           ---------               --------------------
     Alabama                        1                     $     449,379
     Arizona                        7                         1,922,209
     Arkansas                       1                           254,300
     California                   272                        91,634,043
     Colorado                       7                         2,318,949
     Connecticut                   16                         5,088,107
     Delaware                       1                           249,590
     District of Columbia           6                         2,167,098
     Florida                        6                         1,665,243
     Georgia                       19                         6,179,849
     Idaho                          1                           245,550
     Illinois                      30                        10,262,450
     Indiana                        1                           229,674
     Iowa                           1                           299,783
     Kansas                         2                           525,434
     Maryland                      18                         5,522,806
     Massachusetts                 20                         5,498,632
     Michigan                       1                           610,620
     Minnesota                      5                         1,789,169
     Mississippi                    1                           257,223
     Missouri                       5                         1,838,496
     Montana                        1                           239,269
     Nebraska                       1                           288,925
     Nevada                         2                           693,695
     New Hampshire                  2                           565,720
     New Jersey                    30                         9,266,574
     New Mexico                     5                         1,768,722
     New York                      70                        21,593,793
     North Carolina                16                         5,042,252
     Ohio                           2                           496,377
     Oklahoma                       2                           521,350
     Oregon                         2                           591,863
     Pennsylvania                   9                         3,009,531
     South Carolina                 3                           724,649
     Tennessee                      2                           703,939
     Texas                         14                         4,137,394
     Utah                           4                         1,210,618
     Virginia                      25                         7,331,388
     Washington                    16                         5,118,639

                                  ----           ----------------------
         Total                     627           $          202,313,302
                                   ===           ======================



                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         CITICORP MORTGAGE SECURITIES, INC.
         (Registrant)



         By: /s/ John H. Outland
             John H. Outland
             Senior Vice President

        Dated: October 29, 1997